SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      November 30, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement

     (a) aaiPharma Inc. (the “registrant”) has entered into an agreement, effective as of November 30, 2004, with Matthew E. Czajkowski, and has named Mr. Czajkowski as Executive Vice President and Chief Financial Officer of the registrant. Under the offer letter agreement, Mr. Czajkowski is employed at a base salary of not less than $255,000 and received a grant of options to purchase 145,000 shares of the registrant’s common stock and a grant of 50,000 restricted shares of the registrant’s common stock as of the date of hire. Of the 50,000 shares of restricted stock, 25,000 vest six months after the date of hire and the other 25,000 vest on the first anniversary of the date of hire.

     The parties intend to enter into an employment contract that will set out additional terms of Mr. Czajkowski’s employment.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Gina Gutzeit’s role as Interim Chief Financial Officer of the registrant ended effective with the November 30, 2004 appointment of Matthew E. Czajkowski as Executive Vice President and Chief Financial Officer. Ms. Gutzeit, a senior managing director of FTI Consulting, is expected to remain with the registrant through the end of 2004 for transition purposes.

     (c) On November 30, 2004, Matthew E. Czajkowski was appointed as Executive Vice President and Chief Financial Officer of the registrant. From March 2000 until January 2004, Mr. Czajkowski, age 55, served as Senior Vice President of Finance and Administration

and Chief Financial Officer of POZEN Inc. Prior to joining POZEN, Mr. Czajkowski was an investment banker, most recently at Société Genérale, where he worked from 1997 through the end of 1998. He worked a a consultant in 1999 and early 2000.

     The information about Mr. Czajkowski’s offer letter agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 99.1	Press release of aaiPharma Inc. dated November 30, 2004 announcing appointment of Matthew E. Czajkowski as Executive Vice President and Chief Financial Officer

***

Note: The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2004

aaiPharma Inc.

	By:	/s/ Al Cavagnaro

Al Cavagnaro, Secretary

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release of aaiPharma Inc. dated November 30, 2004 announcing appointment of Matthew E. Czajkowski as Executive Vice President and Chief Financial Officer